June 7, 2019

DBX ETF TRUST

Xtrackers Barclays International Corporate Bond Hedged ETF (IFIX)

Xtrackers Barclays International Treasury Bond Hedged ETF (IGVT)

Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF (EMIH)

Xtrackers High Beta High Yield Bond ETF (HYUP)

Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF (HYIH)

Xtrackers iBoxx Emerging Markets Quality Weighted Bond ETF (EMBQ)

Xtrackers iBoxx USD Corporate Yield Plus ETF (YLDP)

Xtrackers Investment Grade Bond – Interest Rate Hedged ETF (IGIH)

Xtrackers Low Beta High Yield Bond ETF (HYDW)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)

Xtrackers Short Duration High Yield Bond ETF (SHYL)

Xtrackers USD High Yield Corporate Bond ETF (HYLB)

Xtrackers 0-1 Year Treasury ETF (TBLL)

(the “Funds”)

Supplement to the Currently Effective Statutory Prospectuses of the Funds

The following information updates disclosure under the “Management – Portfolio Managers” section of each Fund’s Statutory Prospectus:

Effective immediately, the following list of portfolio managers updates references currently contained in the Funds’ disclosure.

-	Bryan Richards (on leave until on or about September 3, 2019), Brandon Matsui, Tanuj Dora, Alexander Bridgeforth

This information updates the composition of the portfolio management team for the Funds and all other information regarding these individuals remains the same.

Please retain this supplement for future reference.